Exhibit 10.2(g)

AMENDMENT NO. 7

TO
THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 7 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (“Amendment”) shall be deemed effective as of October 18, 2002 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3, as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5, as further amended by Amendment No. 6 thereto effective as of July 24, 2002 by and among the Company and the other parties specified in such Amendment No. 6 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.                                       New Section 3.14.  There is hereby inserted into the Shareholders’ Agreement a new Section 3.14, immediately after existing Section 3.13, which shall read as follows:

“SECTION 3.14  Special MDP Transfer Right.  The parties to the Shareholders’ Agreement consent to, acknowledge and agree that MDP may transfer forty-four thousand nine hundred twenty-five (44,925) of MDP’s Shares to Reed E. Hundt, an individual (“Hundt”).  It is understood and agreed that (i) such transfer of the Shares need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement, (ii) such transfer of the Shares shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, and that the parties involved in such transfer shall be solely responsible for assuring such compliance; and (iii) the transferred Shares, immediately following the transfer to Hundt, shall no longer be subject to any of the provisions of the Shareholders’ Agreement.

2.                                       New Section 3.15.  There is hereby inserted into the Shareholders’ Agreement a new Section 3.15, immediately after existing Section 3.14, which shall read as follows:

“SECTION 3.15  Charitable Transfers.  The parties to the Shareholders’ Agreement consent to, acknowledge and agree that the parties to the Shareholders’ Agreement may transfer all or any portion of their Shares to an organization that qualifies under Internal Revenue Code 501(c)(3) as a “not for profit” organization.  It is understood and agreed that (i) any such transfers of the Shares need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement, (ii) any such transfers of the Shares shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, and that the parties involved in such transfers shall be solely responsible for assuring such compliance; and (iii) the transferred Shares, immediately following any such transfers shall no longer be subject to any of the provisions of the Shareholders’ Agreement.

3.                                       Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to the Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ DONALD J. MANNING
Name: Donald J. Manning
Title: Vice President
Date: 12/16/02

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ TIMOTHY DONAHUE
Name: Timothy Donahue
Title: President and CEO
Date: 12/17/02

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, L.P., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJMB FUNDING II, INC. a Delaware corporation

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

DLJ FIRST ESC, L.P.

By:	DLJLBO Plans Management corporation, as Manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJEAB PARTNERS, L.P.,

By:	DLJLBO Plans Management Corporation, as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ ESC II, L.P.

By:	DLJLBO Plans Management Corporation, as manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment Plan 1997 Partners, Inc., as general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date: 12/16/02

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ ANDREW SINWELL
Name: Andrew Sinwell
Title: Managing Director
Date: 12/17/02

EAGLE RIVER INVESTMENTS, L.L.C., a Washington limited liability company

By:	/s/ DENNIS WEIBLING
Name:
Title:
Date:

MOTOROLA, INC., a Delaware corporation

By:
Name:
Title:
Date:

/s/ JOHN CHAPPLE
JOHN CHAPPLE

/s/ PERRY SATTERLEE
PERRY SATTERLEE

/s/ MARK FANNING
MARK FANNING

/s/ JOHN THOMPSON
JOHN THOMPSON

/s/ DAVID THALER
DAVID THALER

/s/ DAVID AAS
DAVID AAS

JRC-JRT, L.L.C.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson
Title: Manager
Date:

JRC COHO, L.L.C.

By:	/s/ JOHN H. CHAPPLE
Name: John H. Chapple
Title: Manager
Date:

PSS-MSS, LP

By:	/s/ PERRY SATTERLEE
Name: Perry Satterlee
Title: General Partner
Date: